GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Local Emerging Markets Debt Fund

(the “Funds”)

Supplement dated January 26, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022, as supplemented to date

Effective January 31, 2023, Ricardo Penfold will no longer serve as portfolio manager for the Funds. Samuel Finkelstein and Kay Haigh will continue to serve as portfolio managers for the Funds.

Accordingly, effective January 31, 2023, all references to Mr. Penfold in his capacity as a portfolio manager to the Funds in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EMEFNDSTBDSTK 01-23